Exhibit 3.12

TENTH AMENDMENT OF TWENTY-FIRST RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twenty-First Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)	The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)	The partnership filed the Twenty-First Restated Certificate of Limited Partnership with the Missouri Secretary of State on January 25, 2019.

(3)

The Twenty-First Restated Certificate of Limited Partnership is hereby amended to reflect the general partner withdrawals and admissions attached hereto on Exhibit A effective as of the dates listed on Exhibit A.

Upon the admissions and withdrawals of said partners, the number of general partners is 470.

In affirmation thereof, the facts stated above are true.

Dated: January 21, 2020

General Partner:

By _/s/ Penny Pennington_______________________________

Penny Pennington

Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Withdrawn General Partners:

Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Adams, Ken Douglas	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Asa T Jewett & Andrea P Jewett Revocable Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Bartholomew Missouri Family Trust Dated December 30, 2015	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Carlson Jr, Glenn Tuell	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Charles Nelson Rogers Revocable Living Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Christensen, Tony R	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Culleton, Patrick John	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Dan J Timm Revocable Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Davis, John Todd	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Dickerson, William Bruce	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Embleton, Matthew Roy	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Erikson, Matthew Augustus	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Gregory B Dosmann Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Hicks, Thomas Robert	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Kantouth, Colette Marie	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Kersey, Carmack Douglas	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Kevin C Haarberg Revocable Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Macleod, Darryl John	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Maddux, Mary Alcott	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Merry L Mosbacher Revocable Living Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Michael and Kathleen Harenza Family Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Milbrath, Robert Ray	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Moran, Robert John	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Pusateri Revocable Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Robert J Ciapciak	12/31/19	12555 Manchester Road	St. Louis, MO 63131

        Exhibit A to Tenth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Schmidt, Glenn Franklin	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Stilt, Terry Richard	12/31/19	12555 Manchester Road	St. Louis, MO 63131
The Katharine Warne Riggs Revocable Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
The Theresa A Secrest Revocable Living Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Thomas Weston Kissee and Caitlin Maria Kissee Joint Revocable Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Timothy C Rogers and Kimberly Jo Rogers Revocable Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Van Buskirk, David Michael	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Van Genderen Living Trust	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Ward, William Scott	12/31/19	12555 Manchester Road	St. Louis, MO 63131
Woods, Mark	12/31/19	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:

Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Anderson, Jill	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Arnold, Kimberly	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Boles, Andrew	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Boora, James	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Brown, Traci	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Callery, Brian	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Castro, Daniel	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Crisp, Kelly	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Davidovici, Ilan	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Dawes, John	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Dechant, Jessica	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Deschler, Jacqueline	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Dinkel, Jeffry	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Edwards, Gregory	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Erickson, Nancy	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Favazza, Shannon	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Fessler, Michael	1/1/20	12555 Manchester Road	St. Louis, MO 63131

        Exhibit A to Tenth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Hang, Kenneth	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Harris, Daniel	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Hart, Paul	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Hay, Bill	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Hill, Jeffrey	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Hoppe, Mark	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Hubersberger, Jason	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Kantouth Family Trust dated December 11, 2019	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Lothspeich, James	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Luthra, Ramit	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Marable, Don	1/1/20	12555 Manchester Road	St. Louis, MO 63131
McAllister, William	1/1/20	12555 Manchester Road	St. Louis, MO 63131
McManus, Patrick	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Messina, John	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Nance, Aaron	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Nance, Jonathan	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Nolan III, Charles	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Olshanski, Michele	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Ping, Ryan	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Richardson, Nela	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Salisbury, Jonathan	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Satterfield, Joshua	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Sharp, Jason	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Slade III, Harry	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Stacie A. Owens Revocable Trust	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Stodola, Amy	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Stutz, Douglas	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Talley, James	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Taylor, Jory	1/1/20	12555 Manchester Road	St. Louis, MO 63131
The Schmidt Revocable Living trust	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Theis, Bryan	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Thomas R. and Hollie A. Revocable Trust	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Turvaville, Earl	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Wartsbaugh, Kevin	1/1/20	12555 Manchester Road	St. Louis, MO 63131

        Exhibit A to Tenth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Weindel, Scott	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Williams, Isaac	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Winter, Loren	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Zeller, James	1/1/20	12555 Manchester Road	St. Louis, MO 63131
Zenner, Shane	1/1/20	12555 Manchester Road	St. Louis, MO 63131

        Exhibit A to Tenth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.